UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2020

TRIPBORN, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-210821 (Commission File Number)	27-2447426 (IRS Employer Identification No.)

762 Perthshire Pl, Abingdon, MD, 21009
(Address of Principal Executive Offices) (Zip Code)

+1 (269) 274-7877
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On May 27, 2020, the Board of Directors of Tripborn, Inc. (the "Company") elected to dismiss Marcum LLP as its independent registered accounting firm effective May 27, 2020. The decision was taken to proactively reduce a wide ranging nature of costs due to the adverse impact of the novel coronavirus pandemic and the associated national and local government responses in India restricting travel and hospitality. Marcum LLP was previously appointed on January 22, 2020.

Marcum LLP had not issued any audit reports on the consolidated financial statements of the Company for any period. As such Marcum LLP did not express an adverse opinion, a disclaimer of opinion, or a qualified or modified (as to uncertainty, audit scope, or accounting principles) opinion. During the Company's fiscal year ending March 31, 2020, and during the period from January 22, 2020 through the date of their dismissal: (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreement in connection with its report(s); and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Marcum LLP furnish the Company with a letter addressed to the SEC stating whether or not Marcum LLP agrees with the statements made above. A copy of the Marcum LLP letter, dated May 29, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 27, 2020, the Board of Directors of the Company approved the appointment of Ram Associates as its independent registered public accounting firm for the fiscal year ending March 31, 2020.

Ram Associates was the Company’s independent registered public accounting firm for the years ended March 31, 2018, 2017 and 2016, respectively. The audit reports of Ram Associates on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal year ended March 31, 2019 and the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Ram Associates regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Ram Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

16.1	Letter of Marcum LLP to the Securities and Exchange Commission, dated May 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2020	TRIPBORN, INC.
(Registrant)
	By:	/s/ Deepak Sharma
	Name:	Deepak Sharma
	Title:	President and Chief Executive Officer